UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2019

FOOTHILLS EXPLORATION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-190836	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Blvd., 23rd Floor Los Angeles, CA 90024
(Address of Principal Executive Offices)

(424) 901-6655
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Jefferson Street Capital, LLC Private Placement

On March 19, 2019, Foothills Exploration, Inc. (the “Company”), entered into a securities purchase agreement (the “JSC SPA”) with Jefferson Street Capital, LLC, an unaffiliated investor (“Holder”), pursuant to which the Company issued and sold to the Holder a convertible promissory note (the “Note”) in the principal amount of $52,250 (the “Principal”). The foregoing transaction closed on March 28, 2019 and the Company received $47,500 before giving effect to certain transactional costs including legal fees.

The Note accrues interest at 10% per year and carries an original issue discount of $4,750. The maturity date for the Note is December 19, 2019 (“Maturity Date”), at which time the Principal, and any accrued but unpaid interest, is due and payable. The Holder, at its discretion, may convert after the 180th calendar day after the issue date of the Note, all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of this Note due into shares of common stock of the Company at the conversion price that is equal to the lesser of (i) 60% multiplied by the lowest Trading Price (as defined below) during the previous twenty-five (25) Trading Days (as defined below) before the Issue Date of this Note (representing a discount rate of 40%) or (ii) 60% multiplied by the Market Price (as defined herein) (representing a discount rate of 40%).

“Trading Price” means, for any security as of any date, the lesser of: (a) the lowest trade price on the Over-the-Counter Bulletin Board (the “OTCBB”), OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Holder or, if the OTCBB is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc., or (b) the closing bid price on the OTCBB, OTCQB or applicable trading market as reported by a Reporting Service designated by the Holder or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.

“Market Price” means the lowest Trading Price for the Common Stock during the twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date.

Company may prepay any amount outstanding under this Note, during the initial 60 calendar day period after the issuance of this Note, by making a payment to the Holder of an amount in cash equal to 125% multiplied the amount that the Company is prepaying Notwithstanding anything to the contrary contained in this Note, the Company may prepay any amount outstanding under each tranche of this Note, during the 61st through 120 calendar day period after the issuance of the respective tranche of this Note, by making a payment to the Holder of an amount in cash equal to 135% multiplied the amount that the Company is prepaying. Notwithstanding anything to the contrary contained in this Note, the Company may prepay any amount outstanding under each tranche of this Note, during the 121st through 180 calendar day period after the issuance of the respective tranche of this Note, by making a payment to the Holder of an amount in cash equal to 140% multiplied the amount that the Company is prepaying.

The Company issued to the Holder a warrant (“Warrant”) to purchase 83,078 shares of common stock of the Company at an exercise price of $0.50 per share expiring on the one-and-a-half-year anniversary of March 19, 2019.

The Note is issued pursuant to an exemption from registration under Rule 506 of Regulation D, which is promulgated under the Securities Act of 1933 (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Holder.

The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the JSC SPA, the Convertible Promissory Note and Form of Warrant, which are filed as Exhibits 10.1, 10.2, and 10.3 respectively, to this report.

Crown Bridge Partners, LLC Private Placement

On March 20, 2019, the Company, entered into Amendment #1 to the Securities Purchase Agreement dated December 6, 2018, with Crown Bridge Partners, LLC, an unaffiliated investor (“Holder”) pursuant to which the Company closed on March 28, 2019 a second tranche under the Note, dated December 6, 2018, with a face value of $40,018.07 (the “Second Tranche”). The Company received $36,500 after giving effect to prorated OID, as defined below, but before certain transaction costs and legal fees. The Note carries an original issue discount of $12,000.00 (the “OID”) to face value prorated to each tranche, to cover the Holder’s transaction related costs incurred in connection with the negotiation, purchase and sale of the Note.

Each tranche of the Note funded accrues interest at a rate of 12% per year. The principal amount of each respective tranche, as well as any accrued and unpaid interest and other fees relating to that respective tranche, is due and payable twelve (12) months from the date on which each respective tranche is delivered to the Company.

The Company may prepay any amount outstanding under each tranche of this Note, during the initial 60 calendar day period after the issuance of the respective tranche received pursuant to the Note, by making a payment to the Holder of an amount in cash equal to 125% multiplied the amount that the Company is prepaying. Notwithstanding anything to the contrary contained in this Note, the Company may prepay any amount outstanding under each tranche of this Note, during the 61st through 120 calendar day period after the issuance of the respective tranche of this Note, by making a payment to the Holder of an amount in cash equal to 135% multiplied the amount that the Company is prepaying. Notwithstanding anything to the contrary contained in this Note, the Company may prepay any amount outstanding under each tranche of this Note, during the 121st through 180 calendar day period after the issuance of the respective tranche of this Note, by making a payment to the Holder of an amount in cash equal to 145% multiplied the amount that the Company is prepaying. The Company may not prepay any amount outstanding under each tranche of this Note after the 180th calendar day after the issuance of the respective tranche received pursuant to the Note.

The Holder, at its discretion, may convert after the 180th calendar day after the issue date of each respective tranche received pursuant to the Note, all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest into shares of common stock of the Company at the conversion price that is equal to the lesser of (i) 50% multiplied by the lowest Trading Price (as defined below) during the previous twenty (20) Trading Days (as defined below) before the issue date of respective tranche ending on the last complete Trading Day prior to the conversion date before the issue date of respective tranche (representing a discount rate of 50%) or (ii) 50% multiplied by the Market Price (as defined below) (representing a discount rate of 50%).

“Trading Price” means, for any security as of any date, the lesser of: (a) the lowest trade price on the Over-the-Counter Bulletin Board (the “OTCBB”), OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Holder or, if the OTCBB is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc., or (b) the closing bid price on the OTCBB, OTCQB or applicable trading market as reported by a Reporting Service designated by the Holder or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.

“Trading Day” shall mean any day on which the common stock is tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the common stock is then being traded.

“Market Price” means the lowest Trading Price (as defined above) for the common stock during the twenty (20) Trading Day period ending on the last complete Trading Day prior to the conversion date.

For the second tranche funded under the Note, the Company issued to the Holder a warrant (“Warrant”) to purchase 80,036 shares of common stock of the Company at an exercise price of $0.50 per share expiring on the five-year-anniversary of March 20, 2019. The warrants are subject to adjustment in certain events such as forward or reverse stock splits or if subsequent financings are at terms that are more favorable to persons in subsequent issuances of securities.

The Note is issued pursuant to an exemption from registration under Rule 506 of Regulation D, which is promulgated under the Securities Act of 1933 (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Holder. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the Amendment #1 to Securities Purchase Agreement dated March 20, 2019, and Form of Warrant, which are filed as Exhibits 10.4 and 10.5, respectively, to this report, and to Securities Purchase Agreement and Convertible Promissory Note, both dated December 6, 2018, attached as Exhibits 10.1 and 10.2 to Current Report on Form 8-K filed with the SEC on December 12, 2018.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, capital plans, drilling plans, production expectations, our ability to raise adequate additional capital, or enter into other financing arrangements to support our acquisition, development and drilling activities, anticipated future developments, and other factors believed to be appropriate and reasonable by management. When used in this Form 8-K, words such as “will,” “possible,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning our future operating results and returns or our ability to acquire or develop proven or probable reserves, our ability to replace or increase reserves, increase production, obtain adequate capital to fund acquisitions or other operations, or generate income or cash flows are forward-looking statements.

Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. As a result, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. We have had sporadic and limited revenue and our securities are subject to considerable risk. Investors are cautioned to review FTXP’s other filings with the Securities and Exchange Commission for a discussion of risk and other factors that affect our business. Any forward-looking statement made by us in this Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

Disclosures made in Item 1.01 of this Form 8-K are incorporated by reference into this Item 3.02. The offer and sale of the securities were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The offering and sale were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the Holder in connection with the offering. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated March 19, 2019
10.2	Convertible Promissory Note dated March 19, 2019
10.3	Form of Warrant
10.4	Amendment #1 to Securities Purchase Agreement dated March 20, 2019
10.5	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2019

FOOTHILLS EXPLORATION, INC.

By:	/s/ B. P. Allaire
B. P. Allaire
Chief Executive Officer